Exhibit 99.4

EXECUTION COPY

INTERCREDITOR AGREEMENT

Intercreditor Agreement (this “Agreement”) dated as of March 24, 2005, among MORGAN STANLEY & CO. INCORPORATED, in its capacity as collateral agent (in such capacity, with its successors and assigns, the “Collateral Agent”) for the Lender Parties (as defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (in such capacity, with its successors and assigns, the “Trustee”) for the Noteholders (as defined below), FOSTER WHEELER LLC, a Delaware limited liability company (the “Company”), and the affiliates of the Company from time to time parties hereto, including those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1.

WHEREAS, the Company, the Borrowing Subsidiaries (as defined below), certain other Obligor Parties (as defined below), the Collateral Agent, the Administrative Agent (as defined therein), the Lead Arranger (as defined therein) and the Lenders (as defined therein) are parties to a Loan Agreement and Guaranty dated as of March 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Existing Loan Agreement”), pursuant to which the Lenders have agreed to make loans and extend other financial accommodations to the Company and the Borrowing Subsidiaries; and

WHEREAS, the Company and certain Guarantors have entered into an Indenture dated as of September 24, 2004 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Existing New Indenture”) with the Trustee pursuant to which Senior Secured Notes due 2011, Series A and Series B (collectively, the “Notes”), consisting of $150,000,000 of rollover notes and $120,000,000 of upsized notes, were issued to certain holders (together with their respective successors and assigns, the “Noteholders”, and, together with the Trustee, the “Note Parties”); and

WHEREAS, this Agreement shall amend and restate that certain Intercreditor Agreement (the “Existing Intercreditor Agreement”) dated as of September 24, 2004, by and among Bank of America, N.A., as administrative agent and collateral agent for the Lenders (as defined therein), the Trustee, the Company, and certain affiliates of the Company; and

WHEREAS, the Company, the Borrowing Subsidiaries and the other Obligor Parties have granted to the Collateral Agent security interests in the Common Collateral (as defined below) as security for payment and performance of the Lender Obligations (as defined below); and

WHEREAS, it is a condition precedent to the Lenders’ extending credit to the Company and the Borrowing Subsidiaries that the Trustee, the Company and the subsidiaries of the Company party hereto execute and deliver this Agreement to the Collateral Agent and perform their respective obligations hereunder; and

WHEREAS, the parties hereto wish to provide, inter alia, for certain intercreditor arrangements (including with respect to the relative priority of their Liens on the Common

Collateral) between the Collateral Agent and the Lender Parties, on the one hand, and the Trustee and the Noteholders, on the other hand, in each case on the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.  Definitions.  The following terms, as used herein, have the following meanings:

“Adequate Protection Payment” means any cash payment constituting “adequate protection” within the meaning of section 361 of the Bankruptcy Code but excluding (i) the accrual and payment of Post-Petition Interest and (ii) fees and expenses of advisers, in the case of each of the foregoing clauses (i) and (ii) owing to either the Lender Parties or the Note Parties.  For avoidance of doubt, such adequate protection payments may be calculated at a rate per annum that may or may not be equal to the contractual rate of interest applicable to the relevant secured obligations, but, in such circumstances, shall nonetheless constitute an Adequate Protection Payment and not a current Post-Petition Interest payment unless and until the court shall have determined by final non-appealable order that the recipient of such payments is entitled to the payment of Post-Petition Interest pursuant to section 506(b) of the Bankruptcy Code (it being understood that an appeal solely of other findings and rulings also contained in any order ruling that any Note Party is entitled to Post-Petition Interest shall not prevent such order from being deemed final and non-appealable as to Post-Petition Interest).

“Applicable Indenture” means the Existing New Indenture, as in effect on the date hereof and without giving effect to any modifications or supplements thereto after the date hereof unless expressly consented to in writing by the Collateral Agent (in its discretion) for purposes of this definition.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrowing Subsidiaries” means Foster Wheeler USA Corporation, a Delaware corporation, Foster Wheeler North America Corp., a Delaware corporation (formerly known as Foster Wheeler Power Group, Inc.), Foster Wheeler Energy Corporation, a Delaware corporation, and Foster Wheeler Inc., a Delaware corporation, in each case for so long as such Persons are Subsidiaries of the Company, and their respective successors and assigns.

“Cash Collateralize” means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Lender Parties, as collateral for the applicable Letter of Credit Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent.  Derivatives of such term shall have corresponding meaning.  Each Obligor Party hereby grants the Collateral Agent, for the benefit of the Lender Parties, a security interest in all such cash and deposit account balances.

“Collateral Agent” has the meaning set forth in the introductory paragraph hereof.

“Common Collateral” means all assets that are both Lender Collateral and Noteholder Collateral.

“Company” has the meaning set forth in the introductory paragraph hereof.

“Comparable New Indenture Document” means, in relation to any Common Collateral subject to any Loan Agreement Document, that New Indenture Document that creates a security interest in the same Common Collateral, granted by the same Obligor Party, as applicable.

“Enforcement Action” means, with respect to the Lender Obligations or the Note Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies with respect to the Liens granted under, as applicable, the Loan Agreement Documents or the New Indenture Documents, or applicable law, including without limitation the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction, under the Bankruptcy Code or under foreign law.  Notwithstanding the foregoing, it is understood and agreed that the term “Enforcement Action” shall not include any demand for payment or acceleration of any of the Lender Obligations or Note Obligations, the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Loan Agreement Documents or the new Indenture Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, the filing of any bankruptcy or insolvency proceeding, or the imposition of interest at a post-default rate, in each case to the extent that the foregoing do not constitute an exercise of rights or remedies with respect to the Liens created in the Common Collateral.

“Existing Loan Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing New Indenture” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Lenders” means the “Lenders” as defined in the Loan Agreement, or any Persons that are, at any time, designated under the Loan Agreement as the “Lenders” for purposes of this Agreement.

“Lender Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Obligor Party, in which a Lien is granted or purported to be granted to any Lender Party as security for any Lender Obligation.

“Lender Misconduct” means bad acts or willful misconduct on the part of the Collateral Agent or any Lender Party that, in either of the foregoing events, result in the avoidance or subordination of a Lender Obligation (i) pursuant to section 510(c) of the Bankruptcy Code or (ii) pursuant to any other rule of law to the extent in the case of this clause (ii) that such bad acts or willful misconduct would also have satisfied the standard for avoidance or subordination pursuant to section 510(c) of the Bankruptcy Code.

“Lender Obligations” means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the Loan Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the Loan Agreement, (iii) all other obligations of any Lender Party arising under the Wachovia Cash Management Agreement, (iv) the Parallel Debt of each Parallel Debtor (each as defined in the Parallel Debt Agreement), and (iv) all fees, expenses, indemnities and similar amounts payable from time to time pursuant to the Loan Agreement Documents, in each case whether or not allowed or allowable as a claim against any Obligor Party or its estate in an Insolvency Proceeding, but only so long as any of the foregoing amounts constituting “Debt” under and as defined in the Applicable Indenture do not exceed the amount thereof permitted under Section 4.05(b)(1) of the Applicable Indenture (it being understood and agreed that pursuant to clauses (A) and (E) of the definition of “Debt” in the Applicable Indenture, only principal and reimbursement obligations in respect of letters of credit are subject to the dollar limitations with respect to “Debt” set forth in Section 4.05(b)(1) of the Applicable Indenture). To the extent any payment with respect to any Lender Obligation (whether by or on behalf of any Obligor Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Note Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Lender Parties and the Note Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.  Notwithstanding the foregoing, in no event shall “Lender Obligations” include any Indebtedness in respect of Qualified Term Loans.

“Lender Obligations Payment Date” means the first date on which (i) the Lender Obligations have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the Loan Agreement Documents), (ii) all commitments to extend credit under the Loan Agreement Documents have been terminated, and (iii) there are no outstanding letters of credit or similar instruments issued under the Loan Agreement Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the Loan Agreement Documents).

“Lender Parties” means the holders of the Lender Obligations.

“Lender Security Agreement” means the Pledge and Security Agreement dated as of March 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time) among the Company, certain Grantors (as defined in the Lender Security Agreement) and the Collateral Agent.

“Letter of Credit” means “Letter of Credit” as defined in the Loan Agreement.

“Letter of Credit Obligations” means the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit and (ii) the aggregate amount of all unreimbursed drawings under all Letters of Credit.

“Lien” means, with respect to any asset, (i) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, encumbrance, charge or security interest in, on or of such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Agreement” means (i) the Existing Loan Agreement and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Loan Agreement or any other agreement or instrument referred to in this clause (ii) so long as such agreement or instrument (x) expressly provides that it is intended to be and is a Loan Agreement hereunder, (y) expressly provides that the Lender Parties thereunder shall be bound by the provisions of this Agreement that purport to be binding on them and (z) is a permitted “Credit Facility” under Section 4.05(b)(1) of the Applicable Indenture.  Any reference to the Loan Agreement hereunder shall be deemed a reference to any Loan Agreement then extant.

“Loan Agreement Documents” means the “Loan Documents” as defined in the Loan Agreement, and any other documents that are, at any time, designated under the Loan Agreement as “Loan Agreement Documents” for purposes of this Agreement, excluding, however, this Agreement.

“Netherlands Common Collateral” means (i) all Common Collateral pledged by any Obligor Party organized under the laws of the Netherlands and (ii) all pledged Common Collateral consisting of present or future equity interests in any Obligor Party under the laws of the Netherlands, pursuant to documentation governed by the laws of the Netherlands, i.e. all pledges and security interests subject to the Netherlands law previously granted in favor of Wells Fargo Bank, National Association (the “Trustee Pledges”) and all pledges and security interests similar to the existing Trustee Pledges which are being granted on or about the date hereof in favor of Morgan Stanley & Co. Incorporated (the “Lender Pledges”).

“New Indenture” means (i) the Existing New Indenture and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing New Indenture or other agreement or instrument referred to in this clause (ii).  Unless otherwise specified herein, any reference to the New Indenture hereunder shall be deemed a reference to any New Indenture then extant.

“New Indenture Documents” means the New Indenture and the “Collateral Documents” under and as defined in the New Indenture and any documents that are designated under the New Indenture as “New Indenture Documents” for purposes of this Agreement, excluding, however, this Agreement.

“Noteholder Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Obligor Party, in which a Lien is granted or purported to be granted to any Note Party as security for any Note Obligation.

“Noteholders” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Note Obligations” means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the New Indenture, (ii) all other obligations secured pursuant to the New Indenture Documents and (iii) all fees, expenses and other amounts payable from time to time pursuant to the New Indenture Documents, in each case whether or not allowed or allowable as a claim against any Obligor Party in an Insolvency Proceeding.  To the extent any payment with respect to any Note Obligation (whether by or on behalf of any Obligor Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Lender Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Lender Parties and the Note Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Note Party” means the Trustee and any holders of the Note Obligations.

“Notes” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Obligor Party” means the Company and each direct or indirect affiliate or shareholder (or equivalent) of the Company or any of its affiliates that is now or hereafter becomes a party to the Loan Agreement or the New Indenture, or to any documents relating to either.

“Parallel Debt Agreement” means that certain Parallel Debt Agreement of even date herewith among the Trustee, the Collateral Agreement, the Company and certain of its subsidiaries.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest, fees, expenses or other amounts that accrue or would have accrued after the commencement of any Insolvency Proceeding, whether or not allowed or allowable as a claim in any such Insolvency Proceeding.

“Proceeds” means “proceeds” as defined in Article 9 of the UCC.  Proceeds of Common Collateral shall in any event include any Adequate Protection Payment in respect of Common Collateral.

“Secured Parties” means the Lender Parties and the Note Parties.

“Standstill Period” means, with respect to any Obligor Party and the Common Collateral pledged by it, the period from and including the date hereof to and including the earliest of (i) the Lender Obligations Payment Date, (ii) the continuance for 90 or more days of an “event of default” under the New Indenture Documents, but only so long as the Lender Parties shall not be actively and diligently exercising remedies with respect to a material portion of the Common Collateral (unless the Lender Parties shall have been stayed from the commencement or prosecution of such exercise) and (iii) the commencement of an Insolvency Proceeding against such Obligor Party.

“Trustee” has the meaning set forth in the introductory paragraph hereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Wachovia Cash Management Agreement” means the Deposit Account Control Agreement dated as of March 24, 2005, by and among Wachovia Bank, National Association, the Company and Collateral Agent, or any successor, replacement, renewal or extension thereof on terms substantially similar to such agreement (a copy of which is delivered to the Trustee and which is certified pursuant to an Officers’ Certificate under the Indenture as being on terms substantially similar to the Wachovia Cash Management Agreement).

ARTICLE 2
LIEN PRIORITIES

Section 2.01.  Subordination of Liens.  (a) Subject to Section 2.01(c), any and all Liens now existing or hereafter created or arising in favor of any Note Party securing the Note Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of any of the Lender Parties securing the Lender Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Note Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any Loan Agreement Document or New Indenture Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any Lender Party securing any of the Lender Obligations are (x) subordinated to any Lien securing any obligation of any Obligor Party other than the Note Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b)                                 No Lender Party or Note Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other.

(c)                                  If and to the extent that any Lender Obligation is avoided or subordinated to the Note Obligations or to unsecured creditors generally (and the Note Obligations are not similarly subordinated) by reason of Lender Misconduct, the rights and obligations under this Agreement of the Collateral Agent and the Lender Parties, on the one hand, and the Trustee and the Note Parties, on the other hand, with respect to such Lender Obligation shall no longer be applicable.

Section 2.02.  Nature of Lender Obligations.  The Trustee on behalf of itself and the other Note Parties acknowledges that the Lender Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Lender Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Lender Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Note Parties and without affecting the provisions hereof (it being understood that in no event shall the aggregate amount of the Lender Obligations constituting “Debt” under and as defined in the New Indenture exceed the amount thereof permitted under Section 4.05(b)(1) of the Applicable Indenture (it being further understood and agreed that pursuant to clauses (A) and (E) of the definition of “Debt” in the Applicable Indenture, only principal and reimbursement obligations in respect of letters of credit are subject to the dollar limitations with respect to “Debt” set forth in Section 4.05(b)(1) of the Applicable Indenture)).  Subject to the foregoing, neither the lien priorities provided in Section 2.01 nor the other rights of the Secured Parties hereunder shall be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the Lender Obligations or the Note Obligations, or any portion thereof.

Section 2.03.  Agreements Regarding Actions to Perfect Liens.  (a) The Trustee on behalf of itself and the other Note Parties agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Trustee shall be in form satisfactory to the Collateral Agent.  Notwithstanding the foregoing, any such financing statement, filing or recording that is either (i) in the form approved by the Collateral Agent to be filed in favor of the Trustee concurrently with the execution and delivery of this Agreement or (ii) in the form filed by the Collateral Agent (and which contains a statement that the Lien of such filing or recording is junior and subordinate to the Lien in favor of the Collateral Agent), and in the case of either of the foregoing clauses (i) and (ii) which are certified to the Trustee and the Collateral Agent in an Officers’ Certificate as satisfying the requirements of said clauses, shall not require the approval of the Collateral Agent hereunder.

(b)                                 The Trustee agrees on behalf of itself and the other Note Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or thereafter filed against real property in favor of or for the benefit of the Trustee shall be in form satisfactory to the Collateral Agent and shall contain the following notation:

“The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to Morgan Stanley & Co. Incorporated, and its successors and assigns, in such property, and securing “Lender Obligations” under and as defined in the Intercreditor Agreement dated as of March 24, 2005, among the Obligor Parties, Morgan Stanley & Co. Incorporated, as Collateral Agent for the Lender Parties, and Wells Fargo Bank, National Association, as trustee for the Noteholders (in each case as defined in the Intercreditor Agreement).”

Notwithstanding the foregoing, any such mortgage, deed of trust or similar instrument that is either (i) in the form approved by the Collateral Agent to be filed in favor of the Trustee concurrently with the execution and delivery of this Agreement or (ii) in the form filed by the Collateral Agent (and which contains the foregoing statement that the Lien of such filing or recording is junior and subordinate to the Lien in favor of the Collateral Agent), and in the case of either of the foregoing clauses (i) and (ii) which are certified to the Trustee and the Collateral Agent in an Officers’ Certificate as satisfying the requirements of said clauses shall not require the approval of the Collateral Agent hereunder.

(c)                                  The Trustee agrees on behalf of itself and the other Note Parties that all UCC financing statements now or hereafter filed in favor of or for the benefit of the Trustee shall contain the following notation, and the Trustee hereby authorizes the filing of any UCC amendment filing to add such notation:

“The lien evidenced by this financing statement is subject to the terms of a certain Intercreditor Agreement, dated as of March 24, 2005, among Morgan Stanley & Co. Incorporated, in its capacity as Collateral Agent, Wells Fargo Bank, National Association, as Trustee for the Noteholders, the Debtor, and certain affiliates of the Debtor from time to time party thereto.”

(d)                                 The Collateral Agent hereby acknowledges on behalf of itself and each of the Lenders (which acknowledgment shall be binding upon the Lenders) that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the UCC) over Common Collateral pursuant to the Loan Agreement Documents, such possession or control is also for the benefit of the Trustee and the other Note Parties solely to the extent required to perfect their security interest in such Common Collateral.  Nothing in the preceding sentence shall be construed to impose any duty on the Collateral Agent (or any third party acting on its behalf) with respect to such Common Collateral or provide a Noteholder or any other Note Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the New Indenture Documents, provided that promptly following the occurrence of the Lender Obligations Payment Date, the Collateral Agent shall (x) deliver to the Trustee, at the Company’s sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the New Indenture Documents or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and provided further that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Lender Parties and the Note Parties and shall not impose on the Lender Parties any obligations in respect of the disposition of any Common Collateral (or any Proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

Section 2.04.  No New Liens.  So long as the Lender Obligations Payment Date has not occurred, the parties hereto agree that (a) if any Note Party shall acquire or hold any Lien on any assets of any Obligor Party securing any Note Obligation which assets are not also subject to the first priority Lien of the Collateral Agent under the Loan Agreement Documents, then the Trustee (or the relevant Note Party) shall, without the need for any further consent of any other Note Party, and notwithstanding anything to the contrary in any other New Indenture Document (i) be deemed to hold and have held such Lien for the benefit of the Collateral Agent as security for the Lender Obligations and shall assign such Lien to the Collateral Agent as security for the Lender Obligations (in which case the Trustee may retain a junior Lien on such assets subject to the terms hereof) or (ii) if so requested by the Collateral Agent, release such Lien and (b) if any Lender Party shall acquire or hold any Lien on any assets of any Obligor Party securing any Lender Obligation which assets are not also subject to the second-priority Lien of the Trustee under the New Indenture Documents, then the Collateral Agent (or the relevant Lender Party) shall, without the need for any further consent of any other Lender Party, and notwithstanding anything to the contrary in any other Loan Agreement Document, be deemed to hold and have held a junior Lien on such assets for the benefit of the Trustee as security for the Note Obligations subject to the terms of this Agreement.  Each Obligor Party hereby consents to and confirms its grant of a Lien for the benefit of all Secured Parties on the terms set forth above.

ARTICLE 3
ENFORCEMENT RIGHTS

Section 3.01.  Exclusive Enforcement.  During the Standstill Period, the Lender Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Common Collateral, without any consultation with or consent of any Note Party.  Upon the occurrence and during the continuance of a default or an event of default under the Loan Agreement Documents, the Collateral Agent and the other Lender Parties may take and continue any Enforcement Action with respect to the Lender Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion.

Section 3.02.  Standstill Period Waivers.  (a) The Trustee, on behalf of itself and the other Note Parties, agrees that, during the Standstill Period:

(i)                                     subject to Section 3.02(b), they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by the Collateral Agent or any other Lender Party or any other Enforcement Action taken by or on behalf of the Collateral Agent or any other Lender Party;

(ii)                                  they have no right to (x) direct either the Collateral Agent or any other Lender Party to exercise any right, remedy or power with respect to the Common

Collateral or pursuant to the Loan Agreement Documents or (y) subject to Section 3.02(b), consent or object to the exercise by the Collateral Agent or any other Lender Party of any right, remedy or power with respect to the Common Collateral or pursuant to the Lender Collateral Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (ii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(iii)                               they will not exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, any Noteholder Collateral Document;

(iv)                              they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over any Common Collateral, attempt any action to take possession of any Common Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, any Common Collateral; or

(v)                                 they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

(b)                                 The Note Parties do not hereby waive any rights they may have under Part 6 of Article 9 of the UCC (or comparable provisions of other law with respect to Common Collateral not governed by Article 9 of the UCC) in connection with an Enforcement Action by the Lender Parties with respect to Common Collateral; provided that such rights are asserted within 20 days of receipt of written notice from the Collateral Agent of the commencement of any Enforcement Action with respect to the Common Collateral, in a notice from the Trustee to the Collateral Agent indicating whether the Note Parties make any objection thereto, and if any such objection is made, the basis therefor.  Unless such notice is given and the relevant basis therefor is specified in such notice, the Note Parties will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Collateral Agent or any other Lender Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither the Collateral Agent nor any other Lender Party shall be liable for, any action taken or omitted to be taken by the Collateral Agent or any other Lender Party in connection with any Enforcement Action with respect to the Common Collateral.

Section 3.03.  Judgment Creditors.  In the event that any Note Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Lender Liens and the Lender Obligations) as the other Liens securing the Note Obligations (created pursuant to the Noteholder Collateral Documents) subject to this Agreement.

Section 3.04.  No Additional Rights for the Company Hereunder.  Except as provided in Section 3.05, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Company shall not be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

Section 3.05.  Actions Upon Breach.  (a) If any Note Party, contrary to this Agreement, commences or participates in any action or proceeding against the Company or the Common Collateral, the Company may, with the prior written consent of the Collateral Agent,  interpose as a defense or dilatory plea the making of this Agreement, and any Lender Party may intervene and interpose such defense or plea in its or their name or in the name of the Company.

(b)                                 Should any Note Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any Lender Party (in its or their own name or in the name of the Company) or the Company may obtain relief against such Note Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Trustee on behalf of each Note Party that (i) the Lender Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Note Party waives any defense that the Company and/or the Lender Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

ARTICLE 4
APPLICATION OF PROCEEDS OF COMMON COLLATERAL; DISPOSITIONS AND RELEASES OF COMMON COLLATERAL; INSPECTION AND INSURANCE

Section 4.01.  Application of Proceeds; Turnover Provisions.  (a) Subject to the further provisions of this Section 4.01, Proceeds of Common Collateral will be used to pay the Lender Obligations and the Note Obligations in the following order of priority:

(i)                                     To pay the fees and expenses of such sale or disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all reasonable fees, expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Loan Documents (as defined in the Loan Agreement), and any other amounts then due and payable to the Collateral Agent pursuant to Section 21 of the Lender Security Agreement or Section 16.7 of the Loan Agreement, (as each of said Sections, and related definitions, is in effect on the date hereof), until payment in full of such fees, expenses, liabilities, advances and other amounts shall have been made;

(ii)                                  To pay (or cash collateralize (if applicable)) any Lender Obligations in the order , and in accordance with the provisions, set forth in the Loan Agreement until payment in full of such Lender Obligations shall have been made;

(iii)                               To pay all reasonable expenses, liabilities and advances incurred or made by the Trustee in connection with the Collateral Documents (as defined in the New Indenture), and any other amounts then due and payable to the Trustee pursuant to Section 7.07 of the New Indenture and, following payment of such amounts to the Trustee, to pay any principal, interest or fees due to the Noteholders and any Qualified

Term Loans under and as defined in the New Indenture, until payment in full of such principal, interest or fees shall have been made; and

(iv)                              Any remaining amounts shall be remitted to the Company or the applicable obligor.

(b)                                 To the extent that the court in an Insolvency Proceeding authorizes current payments by any Obligor Party of either the fees and expenses of advisors to the Collateral Agent or the Trustee or of Post-Petition Interest in respect of the Lender Obligations or the Note Obligations, such payments may be made to and retained by the Lender Parties and the Note Parties, respectively, and shall not be required to be applied in accordance with the order of priorities reflected in Section 4.01(a).  For avoidance of doubt, however, the priorities as between the Lender Obligations and the Note Obligations established under Section 4.01(a) and the other provisions of this Agreement shall be taken into account in determining the entitlement of either the Lender Parties or the Note Parties to obtain such current payments.

(c)                                  To the extent any Adequate Protection Payment payable to the Note Parties results in a reduction of the Note Obligations, the Note Parties shall, upon the turnover of such payment to the Lender Parties as provided above, be subrogated to the rights of the Lender Parties in respect of the Lender Obligations so paid from the proceeds of such Adequate Protection Payment; provided that no such right of subrogation shall be enforced until the Lender Obligation Payment Date (assuming for these purposes that Lender Obligations to which the Note Parties are subrogated do not constitute “Lender Obligations”).

(d)                                 Until the occurrence of the Lender Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting Proceeds, that may be received by any Note Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Collateral Agent, for the benefit of the Lender Parties, in the same form as received, with any necessary endorsements, and each Note Party hereby authorizes the Collateral Agent to make any such endorsements as agent for the Trustee (which authorization, being coupled with an interest, is irrevocable).

Section 4.02.  Releases of Noteholder Liens.  (a) Upon any sale or disposition of Common Collateral permitted pursuant to the terms of the Loan Agreement Documents and the New Indenture that results in the release of the Lender Lien on any Common Collateral (excluding any sale or other disposition pursuant to any Enforcement Action), the Noteholder Lien on such Common Collateral (but not on any Proceeds of such Common Collateral not required to be paid to the Lender Parties) shall be automatically and unconditionally released with no further consent or action of any Person.  Upon any sale or disposition of Common Collateral pursuant to any Enforcement Action by the Lender Parties, the Noteholder Lien on such Common Collateral (but not on any Proceeds of such Common Collateral not required to be paid to the Lender Parties) shall be automatically and unconditionally released with no further consent or action of any Person.

(b)                                 The Trustee shall promptly execute and deliver such release documents and instruments and shall take such further actions as the Collateral Agent shall request to evidence any release of the Noteholder Lien described in Section 4.02(a).

(c)                                  In the event the Trustee fails to comply with its obligations under subsection (b) within 20 days of delivery of a written request therefor by the Collateral Agent in connection with an Enforcement Action, the Trustee hereby appoints the Collateral Agent and any officer or duly authorized person of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Trustee and in the name of the Trustee or in the Collateral Agent’s own name, from time to time, in the Collateral Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to execute and deliver any and all documents and instruments, and take such further actions, as may be necessary or desirable to evidence any release of the Noteholder Lien described in Section 4.02(a), in connection with such Enforcement Action, including, without limitation, executing and delivering any amendments or terminations of financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 4.03.  Inspection Rights and Insurance.  (a) Subject to Section 3.02(b), any Lender Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the Collateral Agent may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Note Party or liability to any Note Party.

(b)                                 Until the Lender Obligations Payment Date has occurred, the Collateral Agent will have the sole and exclusive right (i) to be named as loss payee (and, to the extent only one party is permitted by any insurance company to be so named, additional insured) under any insurance policies maintained from time to time by any Obligor Party; (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.  If any insurance company permits two additional insureds to be named under an insurance policy, the Trustee may be named as the second additional insured, provided that the priority of such designation is clearly reflected in the applicable documentation.

ARTICLE 5
INSOLVENCY PROCEEDINGS

Section 5.01.  Relief from the Automatic Stay.  The Trustee agrees, on behalf of itself and the other Note Parties, that none of them will oppose the granting of relief from the automatic stay or from any other stay in any Insolvency Proceeding to permit the Lender Parties to apply any Cash Collateral held in accordance with the terms of the Loan Agreement Documents to Lender Obligations then due in respect of Letters of Credit.

Section 5.02.  Adequate Protection.  The Trustee, on behalf of itself and the other Note Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by the Collateral Agent or the Lender Parties for adequate protection consisting of senior replacement liens and senior superpriority claims or cash payments (b) any objection by the Collateral Agent or any other Lender Parties to any motion, relief, action or proceeding which objection is based on a claim of a lack of such adequate protection (provided that if any Note Party moves for adequate protection and any Lender Party objects thereto, this subsection (b) shall not preclude any Note Party from responding to such objection) or (c) the payment of interest, fees, expenses or other amounts to the Collateral Agent or any other Lender Party under section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  In any Insolvency Proceeding, the Trustee and the Note Parties may request, accept or retain adequate protection only in the form of (i) a replacement Lien on additional collateral, subordinated to the Liens thereon (if any) securing the Lender Obligations on the same basis as the other Liens securing the Note Obligations are so subordinated to the Lender Obligations under this Agreement and (ii) superpriority claims junior in all respects to the superpriority claims (if any) granted to the Lender Parties and (iii) subject to Section 4.01(a) and the application of all such payments in accordance therewith, Adequate Protection Payments.  In the event the Trustee or any other Note Party receives adequate protection in the form of a replacement Lien on additional collateral as to which there is no Lien securing the Lender Obligations and/or adequate protection in the form of a superpriority claim which is not junior to a superpriority claim in favor of the Lender Parties, then any Proceeds of or other realization upon any such Lien or claim shall be applied in accordance with Section 4.01 as if Proceeds of Common Collateral.

Section 5.03.  Avoidance Issues.  If any Lender Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Obligor Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Lender Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Lender Obligations Payment Date shall be deemed not to have occurred.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

Section 5.04.  Separate Grants of Security and Separate Classification.  Each Note Party acknowledges and agrees that (a) the grants of Liens pursuant to the Loan Agreement Documents and the New Indenture Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Note Obligations are fundamentally different from the Lender Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.

Section 5.05.  No Waivers of Rights of Parties.  (a) Nothing contained herein shall prohibit or in any way limit the Collateral Agent or any other Lender Party from objecting in any Insolvency Proceeding or otherwise to any action taken or proposed to be taken by any Note Party.  (b) Except as otherwise expressly provided in this Agreement, nothing contained herein shall prohibit or in any way limit the Trustee or any other Note Party from objecting in any Insolvency Proceeding or otherwise to any action taken or proposed to be taken by any Lender Party.

Section 5.06.  Effectiveness in Insolvency Proceedings.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective both before and after the commencement of an Insolvency

Proceeding.  All references in this Agreement to any Obligor Party shall include such Obligor Party as a debtor-in-possession and any receiver or trustee for such Obligor Party in any Insolvency Proceeding.

ARTICLE 6
NEW INDENTURE DOCUMENTS AND LOAN AGREEMENT DOCUMENTS

Section 6.01. Amendment and Modification.  (a) Each Obligor Party and the Trustee, on behalf of itself and the Note Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the New Indenture Documents inconsistent with or in violation of this Agreement.

(b)                                 Each Obligor Party and the Collateral Agent, on behalf of itself and the Lender Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Loan Agreement Documents inconsistent with or in violation of this Agreement.

(c)                                  The Collateral Agent, on behalf of itself and the Lender Parties, hereby consents, on the terms and conditions set forth herein, to the grant of the security interests in the Common Collateral to the Trustee as collateral security for the obligations of the Company, the Borrowing Subsidiaries and the other Obligor Parties under the Existing New Indenture (as in effect on the date hereof) and the Notes.

ARTICLE 7
RELIANCE; WAIVERS; ETC.

Section 7.01.  Reliance.  The Loan Agreement Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The Trustee, on behalf of itself and the Note Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the Lender Parties.  The New Indenture Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The Collateral Agent expressly waives all notices of the acceptance of and reliance by the Trustee and the Note Parties.

Section 7.02.  No Warranties or Liability.  The Trustee and the Collateral Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Loan Agreement Document or any New Indenture Document.  Except as otherwise provided in this Agreement, the Trustee and the Collateral Agent will be entitled to manage and supervise their respective extensions of credit to any Obligor Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.03.  No Waivers.  No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Obligor Party with the terms and conditions of any of the Loan Agreement Documents or the New Indenture Documents.

ARTICLE 8
OBLIGATIONS UNCONDITIONAL

Section 8.01.  Modifications to Lender Obligations.  All rights of the Collateral Agent hereunder, and all agreements and obligations of the Trustee, the Company and the other Obligor Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                                     any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Lender Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Loan Agreement Document;

(ii)                                  prior to the Lender Obligations Payment Date, any exchange, release, lapse, non-perfection or (except as a result of Lender Misconduct as set forth in Section 2.01(c) above) avoidance or subordination of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Lender Obligations or any guarantee or guaranty thereof; or

(iii)                               any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Obligor Party in respect of the Lender Obligations, or of any of the Trustee, or any Obligor Party, to the extent applicable, in respect of this Agreement;

in each case to the extent that the same does not result in the Indebtedness under the Loan Agreement Documents exceeding the amount permitted under Section 4.05(b)(1) of the Applicable Indenture.

Section 8.02.  Modifications to Note Obligations.  All rights and interests of the Trustee under this Agreement, and all agreements and obligations of the Collateral Agent, the Obligor Parties, to the extent applicable, hereunder, shall remain in full force and effect irrespective of:

(i)                                     any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Note Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any New Indenture Document;

(ii)                                  any exchange, release, voiding, avoidance (other than pursuant to section 510(c) of the Bankruptcy Code as a result of bad acts or willful misconduct by the Trustee or any Note Party) or non-perfection of any security interest in any Common

Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Note Obligations or any guarantee or guaranty thereof; or

(iii)                               any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Obligor Party in respect of the Note Obligations, or of any of the Collateral Agent or other Obligor Party, to the extent applicable, in respect of this Agreement.

ARTICLE 9
MISCELLANEOUS

Section 9.01.  Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any Loan Agreement Document or any New Indenture Document, the provisions of this Agreement shall govern.

Section 9.02.  Continuing Nature of Provisions.  This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the Lender Obligation Payment Date shall have occurred.  This is a continuing agreement and the Lender Parties and the Note Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Company or any other Obligor Party on the faith hereof.

Section 9.03.  Amendments; Waivers.  No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the Collateral Agent, the Trustee and, only if the rights or duties of any Obligor Party are directly affected thereby, such Obligor Party.  The approval of any such amendment or modification by the Collateral Agent shall be subject to (i) any requirement of consent of the Lenders expressly provided for in the applicable Loan Agreement with reference to this Agreement, or (ii) if no such express provision is contained therein, then with such consent of the Lenders as may be generally applicable to modifications of documents in respect of the Common Collateral; provided that (in the case of clause (ii)) any such amendment which alters the respective priorities of the Lender Obligations, on the one hand, and the Note Obligations, on the other hand, as set forth in Section 4.01 shall be subject to such requirement of Lender consent as would be applicable to a release of all Common Collateral.

Section 9.04.  Information Concerning Financial Condition of the Company and the Other Obligor Parties.  Each of the Trustee and the Collateral Agent hereby assume responsibility for keeping itself informed of  the financial condition of the Company and each of the other Obligor Parties and all other circumstances bearing upon the risk of nonpayment of the Lender Obligations or the Note Obligations.  The Trustee and the Collateral Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances.  In the event the Trustee or the Collateral Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

Section 9.05.  Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

Section 9.06.  Submission to Jurisdiction.  (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Lender Party may otherwise have to bring any action or proceeding relating to this Agreement or any Loan Agreement Documents against the Company or any other Obligor Party or its properties in the courts of any jurisdiction.

(b)                                 The Company, each other Obligor Party and the Note Parties hereby irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so (x) any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (y) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)                                  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.07.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.07.  Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 9.08.  Successors and Assigns.  (a) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Lender Parties and Note Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common

Collateral.  All references to any Obligor Party shall include any Obligor Party as debtor-in-possession and any receiver or trustee for such Obligor Party in any Insolvency Proceeding.

(b)                                 Upon the refinancing or replacement of the Existing Loan Agreement or upon the replacement of the Collateral Agent in accordance with the terms of the Loan Agreement, Morgan Stanley & Co. Incorporated shall be succeeded as Collateral Agent hereunder by the collateral agent or similar representative of the Lender Parties under the Loan Agreement then in effect that executes and delivers to the Trustee a counterpart hereof agreeing to be a party hereto and be bound by the provisions hereof applicable to the Collateral Agent.  Such successor Collateral Agent shall thereupon succeed to all the rights and powers of the Collateral Agent hereunder, and the predecessor Collateral Agent shall be discharged from any further obligation hereunder; provided that the provisions of this Agreement, including without limitation Section 4.01(a)(i), shall continue to enure to the benefit of such predecessor Collateral Agent.

Section 9.09.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.10.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.11.  Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

Section 9.12.  Further Assurances.  (a) Notwithstanding Section 9.01 of this Agreement and subject to the Trustee’s rights and obligations under the Indenture, and at all times in compliance with the terms of the Indenture, the Trustee, on behalf of each Note Party, agrees that it shall, at the Company’s and the Borrowing Subsidiaries’ expense, take such further action and execute and deliver to the Collateral Agent, on behalf of each Lender Party, such additional documents and instruments (in recordable form, if requested), in each case, as the Collateral Agent may reasonably request to effectuate the terms of this Agreement.

(b)                                 In order to give further effect to the subordination of Liens and the agreements and undertakings with respect to any Enforcement Action under this Agreement, and to any other agreement or undertaking in connection therewith, the Collateral Agent, on behalf of the Lender Parties, the Trustee, on behalf of itself and the other Note Parties, and the other parties hereto agree that, in addition to and without prejudice to any other provision hereunder and notwithstanding the fact that the Trustee Pledges are, not as a matter of agreement between the parties but just as a matter of Netherlands property law (goederenrecht) (the Trustee Pledges not having been cancelled for the purpose of allowing the actual priority of ranking to be conferred to and be vested by the Collateral Agent), superior in ranking to the Lender Pledges, with respect to the Netherlands Common Collateral:

(i)                                     During the Standstill Period, the Trustee shall not exercise any right or remedy as a pledgee of any Netherlands Common Collateral or part thereof without the prior written consent of the Collateral Agent;

(ii)                                  Notwithstanding Section 9.01 of this Agreement and subject to the Trustee’s rights and obligations under the Indenture and this Agreement, and at all times in compliance with the terms of the Indenture, upon written instruction of the Collateral Agent, the Trustee shall take and continue, or shall refrain from taking and continuing, all such actions, including the exercise of any voting rights on shares and any Enforcement Action, with respect to the Netherlands Common Collateral in such order and manner as the Collateral Agent may determine in its sole discretion;

(iii)                               In the event the Trustee fails to comply with its obligations under clause (ii) within 20 days of the Trustee’s confirmation of its receipt of a written request therefor by the Collateral Agent, the Trustee grants an irrevocable power of attorney to the Collateral Agent to foreclose the Trustee Pledges in its name by selling and/or collecting the pledged Netherlands Common Collateral during the Standstill Period;

(iv)                              The Collateral Agent hereby indemnifies and holds harmless the Trustee for any and all actions taken by the Trustee at the written instruction of the Collateral Agent pursuant to clause (ii) above; and

(v)                                 any and all proceeds of any Enforcement Action by either the Collateral Agent or the Trustee with respect to the Netherlands Common Collateral or part thereof shall be distributed in such a manner as if, as between the Trustee and the Collateral Agent and the other parties hereto, the rights of pledge in favor of the Collateral Agent with respect to the Netherlands Common Collateral were superior in ranking (as a matter of Netherlands’ property law) to the rights of pledge created in favor of the Trustee with respect to the Netherlands Common Collateral.

ARTICLE 10
CONCERNING THE COLLATERAL AGENT

Section 10.01.  Authorization.  Notwithstanding any provision to the contrary contained elsewhere herein or in any Loan Agreement Document or any New Indenture Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein (or, with respect to the Lender Parties, in any Loan Agreement Document), nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender Party or any Note Party or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Collateral Agent.

Section 10.02.  Delegation of Duties.  The Collateral Agent may execute any of its duties under this Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

Section 10.03.  Liability of Agents.  Neither the Collateral Agent nor any of its Affiliates (any such person, an “Agent-Related Person”) shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender Party or any Note Party or participant for any recital, statement, representation or warranty made by any Obligor Party or any officer thereof, contained herein or in any Loan Agreement Document or any New Indenture Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any Loan Agreement Document or any New Indenture Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Loan Agreement Document or any New Indenture Document, or for any failure of any Obligor Party or any other party to any Loan Agreement Document or any New Indenture Document to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to any Lender Party or any Note Party or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any Loan Agreement Document or any New Indenture Document, or to inspect the properties, books or records of any Obligor Party or any Affiliate thereof.

Section 10.04.  Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Obligor Party), independent accountants and other experts selected by the Collateral Agent.  The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first receive such advice or concurrence of the number or percentage of Lender Parties and/or Note Parties as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lender Parties and the Note Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of a majority of the Lender Parties and/or Note Parties, voting as separate classes (or such greater number of Lender Parties and/or Note Parties as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lender Parties and all the Note Parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

OBLIGOR PARTIES:

Address for Notices	FOSTER WHEELER LLC,
for Obligor Parties:	a Delaware limited liability company
c/o Foster Wheeler LLC
Perryville Corporate Park	By:	/s/ Thierry Desmaris
Clinton, New Jersey 08809	Name:	Thierry Desmaris
Attn: Thierry Desmaris	Title:	Vice President and Treasurer
Telecopier No.:

FOSTER WHEELER ENERGY CORPORATION,
a Delaware corporation

	By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER INC.,
a Delaware corporation

	By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER NORTH AMERICA CORP.,
a Delaware corporation

	By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER USA CORPORATION,
a Delaware corporation

	By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

CONTINENTAL FINANCE COMPANY LTD., a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

EQUIPMENT CONSULTANTS, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ASIA LIMITED,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER CARIBE CORPORATION, C.A.,
a corporation organized under the laws of Venezuela

By:	/s/ William Troy Roder
Name:	William Troy Roder
Title:	President

FOSTER WHEELER CONSTRUCTORS, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

FOSTER WHEELER CONTINENTAL B.V.,
a company organized under the laws of The Netherlands

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Managing Director

FOSTER WHEELER DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENERGY MANUFACTURING, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENERGY SERVICES, INC., a California corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENVIRONMENTAL CORPORATION, a Texas corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

FOSTER WHEELER EUROPE B.V.,a private company with limited liability organized under the laws of The Netherlands

By:	/s/ Lisa Fries Gardner
Name:	Lisa Fries Gardner
Title:	Managing Director

FOSTER WHEELER EUROPE LIMITED,
a private limited liability company organized under the laws of England and Wales

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Director

By:	/s/ Brian K. Ferraioli
Name:	Brian K. Ferraioli
Title:	Director

FOSTER WHEELER FACILITIES MANAGEMENT, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER HOLDINGS LTD.,
a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER INTERCONTINENTAL CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

FOSTER WHEELER INTERNATIONAL CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President Treasurer

FOSTER WHEELER INTERNATIONAL HOLDINGS, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER LTD., a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER (MALAYSIA) SDN. BHD.

By:	/s/ Keith E. Batchelor
Name:	Keith E. Batchelor
Title:	Managing Director

FOSTER WHEELER MIDDLE EAST CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER POWER CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

FOSTER WHEELER POWER SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER PYROPOWER, INC., a New York corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	President and Treasurer

FOSTER WHEELER REALTY SERVICES, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER VIRGIN ISLANDS, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ZACK, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

FW HUNGARY LICENSING LIMITED LIABILITY COMPANY,
a limited liability company organized under the laws of Hungary

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Managing Director

F W MANAGEMENT OPERATIONS, LTD., a company organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FW OVERSEAS OPERATIONS LIMITED,
a limited liability company organized under the laws of the Channel Islands

By:	/s/ Brian K. Ferraioli
Name:	Brian K. Ferraioli
Title:	Director

HFM INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	President and Treasurer

MANOPS LIMITED,
a private company limited by shares organized under the laws of Cyprus

By:	/s/ Nicholas Christopher Holt
Name:	Nicholas Christopher Holt
Title:	Director

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

P. E. CONSULTANTS, INC.,
a corporation organized under the laws of Mauritius

By:	/s/ Brian K. Ferraioli
Name:	Brian K. Ferraioli
Title:	Director

PERRYVILLE SERVICE COMPANY LTD.,
a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

PROCESS CONSULTANTS, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

PYROPOWER OPERATING SERVICES COMPANY, INC., a California corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SINGLETON PROCESS SYSTEMS GMBH,
a company organized under the laws of Germany

By:	/s/ Steve Di Lauri
Name:	Steve Di Lauri
Title:	Director

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

PERRYVILLE III TRUST,
a trust formed under the laws of New York

By:	FOSTER WHEELER LLC, as Owner Trustee of the Perryville III Trust

	By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President and Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

F.W. - GESTÃO E SERVIÇOS, S.A., a corporation organized under the laws of Portugal

By:	/s/ Brian K. Ferraioli
Name:	Brian K. Ferraioli
Title:	Director

By:	/s/ N. Christopher Holt
Name:	N. Christopher Holt
Title:	Director

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

FOSTER WHEELER WORLD SERVICES CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

FINANCIAL SERVICES S.À R.L., a limited liability company organized under the laws of Luxembourg

By:	/s/ Rakesh K. Jindal
Name:	Rakesh K. Jindal
Title:	Manager

By:	/s/ Gerard Becquer
Name:	Gerard Becquer
Title:	Manager

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

ENERGY HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	Vice President and Treasurer

FOSTER WHEELER POWER COMPANY LTD./LA SOCIÉTÉ D’ÉNERGIE FOSTER WHEELER LTÉE,
a corporation organized under the laws of Canada

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	Vice President and Controller

FW ENERGIE B.V.,
a company organized under the laws of The Netherlands

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	Director

PGI HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	President and Treasurer

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

COLLATERAL AGENT:

MORGAN STANLEY & CO. INCORPORATED, a Delaware corporation

By:	/s/ Dan Allen
Name:	Dan Allen
Title:	Managing Director

Address for Notices:
1585 Broadway New York, New York 10036 Attn: James Morgan Fax No. 212 – 537-1867 (or 1866)

With a copy to:
Paul, Hastings, Janofsky & Walker LLP 515 South Flower Street Los Angeles, California 90071 Attn: Hydee R. Feldstein, Esq. Fax No. 213-627-0705

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

TRUSTEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee for and on behalf of the Note Parties

By:	/s/ Jane Y. Schweiger
Name:	Jane Y. Schweiger
Title:	Vice President

Address for Notices:

Attention:
Fax No.:

With a copy to:

Attention:
Fax No.:

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

EXECUTION COPY

Annex 1

FORM OF SUPPLEMENT TO INTERCREDITOR AGREEMENT

This Supplement to Intercreditor Agreement (this “Supplement”) is made and entered into as of this        day of                        , 20    , by                                            (the “New Obligor Party”), for the benefit of Morgan Stanley & Co. Incorporated, as Collateral Agent (in such capacity, the “Collateral Agent”) and Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee”) for the Noteholders;

WHEREAS, the Collateral Agent, the Trustee, Foster Wheeler LLC, a Delaware limited liability company (the “Company”), and certain affiliates of the Company entered into that certain Intercreditor Agreement (as amended from time to time, the “Intercreditor Agreement”) dated as of March    , 2005.  Terms defined in the Intercreditor Agreement and not otherwise defined herein are used herein as defined in the Intercreditor Agreement; and

WHEREAS, the New Obligor Party, contemporaneously with entering into the Loan Agreement as a Borrower Party has executed a supplement to join such New Obligor Party as a party and a Grantor under the Pledge and Security Agreement in favor of the Collateral Agent for the benefit of the Lender Parties;

SECTION 1.  Obligations under the Intercreditor Agreement.  The New Obligor Party hereby agrees for the benefit of the Lender Parties, as of the date first above written, to be bound as an Obligor Party by all of the terms and provisions of the Intercreditor Agreement to the same extent as each of the other Obligor Parties.

SECTION 2.  Address for Notices.  For the purposes of the Intercreditor Agreement, the addresses of the New Obligor Party shall be as set forth below the New Obligor Party’s name on the signature page hereof, or at such other address as may be designated by the New Obligor Party in a written notice to all of the other parties to the Intercreditor Agreement, as provided for in the Intercreditor Agreement.

SECTION 3.  Governing Law.  This Supplement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

SECTION 4.  Limited Effect.  The execution, delivery and effectiveness of this Supplement shall not operate as a waiver of any right, power or remedy of the Collateral Agent or the Trustee under the Intercreditor Agreement or any other Loan Agreement Document or New Indenture Document, nor constitute amendment of any provision of the Intercreditor Agreement or any other Loan Agreement Document or New Indenture Document.

S - 1

SECTION 5.  Counterparts; Integration; Effectiveness.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Supplement by telecopy shall be effective as delivery of a manually executed counterpart of this Supplement. This Supplement shall become effective when it shall have been executed by each party hereto.

IN WITNESS WHEREOF, this Supplement to Intercreditor Agreement has been duly executed as of the date first written above.

NEW OBLIGOR PARTY:

[NAME OF COMPANY]

By:
Name:
Title:

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT